1 Make Wholesale Easy Investor Update November 19, 2024

2 Investor Update 2024 Forward-Looking Statements Certain statements contained in this presentation include, and OPENLANE may make related oral, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements made that are not historical facts (including but not limited to expectations, estimates, assumptions and/or projections) may be forward-looking statements. Words such as "should," "may," "will," "would," "anticipate," "expect," "project," "intend,“ “contemplate,” "plan," "believe," "seek," "estimate," "assume," “can,” "could," "continue,” “going forward,” "outlook," “target” and similar expressions identify forward-looking statements. Such statements are based on management's current assumptions, expectations and/or beliefs, are not guarantees of future performance and are subject to substantial risks, uncertainties and changes that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled "Risk Factors" in OPENLANE’s Form 10-K for the year ended December 31, 2023 and in OPENLANE’s other filings and reports filed with the Securities and Exchange Commission. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements are made as of the date of this presentation. OPENLANE undertakes no obligation to update any forward-looking statements. Non-GAAP Financial Measures EBITDA and Adjusted EBITDA as presented herein are supplemental measures of our performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are not measurements of our financial performance under GAAP and should not be considered as substitutes for net income (loss) or any other performance measures derived in accordance with GAAP. Management believes that these measures provide investors additional meaningful methods to evaluate certain aspects of OPENLANE’s results period over period and for the other reasons set forth below. EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in our senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by our creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate our performance. Return on tangible equity (ROTCE) is defined as net income divided by average tangible parent equity. Tangible parent equity represents parent equity adjusted to exclude intangible assets (goodwill and other intangible assets). Tangible parent equity and ROTCE are non-GAAP financial measures that OPENLANE believes may be useful for investors to assess the operating performance of AFC. EBITDA, Adjusted EBITDA, tangible parent equity and ROTCE have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. Please see the “Reference & Additional Supporting Materials” section of this presentation for the reconciliation of GAAP and non-GAAP measures.

3 Make Wholesale EasyRemarketing, SimplifiedInvestor Updat 2024 Agenda Opening Remarks Itunu Orelaru - Head, Investor Relations Strategy & Investment Highlights Peter Kelly - Chief Executive Officer AFC Overview, Strategy and Financial Reporting Improvements Will Mitchell - President, AFC Brad Lakhia - EVP and Chief Financial Officer Questions & Answers Peter Kelly - Chief Executive Officer Will Mitchell - President, AFC Brad Lakhia - EVP and Chief Financial Officer

4 Make Wholesale EasyRemarketing, SimplifiedInvestor Updat 2024 Strategy & Investment Highlights Peter Kelly Chief Executive Officer

5 Remarketing, SimplifiedInvestor Update 2024 OUR PURPOSE We make wholesale easy so our customers can be more successful

6 Make Wholesale EasyRemarketing, SimplifiedInvestor Updat 2024 Marketplace Segment Finance Segment

7 Investor Update 2024 How We Make Wholesale Easy Best Marketplace Best Technology Best Customer Experience More buyers and sellers and the largest selection of inventory generates the best outcomes for all customers Leveraging data, technology & AI to promote trust and help dealers make the fastest, most informed decisions possible. Ease of use, dedicated human support and solutions that quickly adapt to changing customer needs

8 Investor Update 2024 Digital marketplace leader for wholesale used vehicles Large TAM with meaningful opportunities for growth Clear strategy to accelerate innovation & product pipeline Cash flow positive with ability to invest & deliver shareholder value Secular & cyclical fundamental support leading near-term & long-term growth OPENLANE Investment Highlights

9 Make Wholesale EasyRemarketing, SimplifiedInvestor Updat 2024 AFC Overview & Strategy Will Mitchell President, AFC

10 Investor Update 2024 AFC Floorplan Business Finance Statistics Products & Capabilities Unique independent dealers in 2023 14K 1.4K Approved inventory sources 90+ Locations and service areas 1.6M Loan Transaction Units in 2023 Daily Tab Hybrid Physical / Digital Model Lien Pay Principal Pass Title Processing Non-Auction Purchases

11 Investor Update 2024 Floorplan Lifecycle Application Highly Digital Floorplan Lifecycle NOTE: 1 Includes both auction and non-auction purchases, such as consumer trade-ins Underwriting Finance Purchase1 Manage Account Add Ancillary Services Payoff Vehicle

12 Investor Update 2024 Competitive Advantage Rooted in Customer-Centricity Growth RiskCentralize transactional tasks Proactive risk mitigation AI risk models & scoring Relationship Focus Business on dealer’s lot Seasoned underwriting strategy Service delivery model People

13 Investor Update 2024 Automating & Centralizing Field Tasks Incorporating proprietary risk models into operational processes Creating an omnichannel experience for dealers Repurposing field time to focus on growth & risk activities Complementary Digital Transformation Fueling Growth Reduced Risk Smart Growth Current State Future State Title Processing Inventory Audit Reconciliation Digital Servicing Branch Service Delivery Model Enhanced Risk Management Web Mobile Branch Reps Auction Dealer AI Risk Model

14 Investor Update 2024 AFC Fuels OPENLANE Marketplace Leverage independent dealer relationships to promote marketplace Add liquidity to marketplace to fuel incremental buyer transactions Deliver integrated product & service offerings to increase attach rate Generate strong cash flow to fund OPENLANE innovation & growth

15 Make Wholesale EasyRemarketing, SimplifiedInvestor Updat 2024 Brad Lakhia EVP & Chief Financial Officer AFC Financial Reporting Improvements

16 Investor Update 2024 AFC Investment Highlights Highly valuable asset with efficient, competitive non-recourse funding Strong financial performance and profitable growth Disciplined and differentiated risk management leading to low provision for credit losses Leading market position and customer growth with ~14,000 unique independent dealers Industry-leading management team 37 years of successful execution High mix of fee revenue & limited exposure to interest rate risk delivers strong, consistent fee and interest income yields

17 Investor Update 2024 AFC Financial Reporting Improvement Overview Goals & Desired Outcomes Better Insights Improved understanding of AFC’s business, competitive strengths and financial performance Enhanced Reporting More transparent, simplified information consistent with other financing companies Easier Valuation Easier and more accurate ability for investors and analysts to value AFC Timing: February 2025 | 2024 Form 10-K

18 Investor Update 2024 ($ in millions, except for revenue per loan transaction) Finance Segment 2023 Interest income $248.4 Fee income $183.3 Other revenue $12.3 Provision for credit losses ($50.6) Total Finance revenue $393.4 Gross profit1 $327.5 % of revenue1 83.2% SG&A $49.8 Other (income) expense, net $0.3 EBITDA $277.4 Adjusted EBITDA $163.7 Loan transactions 1,625,000 Revenue per loan transaction $242 Provision for credit losses2 2.1% Managed receivables $2,305.0 Obligations collateralized by finance receivables, gross $1,645.4 AFC | Historical Focus NOTE: 1 Exclusive of depreciation and amortization. 2 Percent of Finance Receivables

19 Investor Update 2024 Updated NOTE: 1 Historical loan transactions include both loans paid off and loans extended, or curtailed. 2 Floorplans Originated is defined as new loans created. 3 Floorplans Curtailed is defined as existing loans that customers opt to extend beyond the original term upon the customer making a partial principal payment and the payment of accrued interest and fees. Loan Transactions1 Floorplans Originated2 Floorplans Curtailed3 Total Loan Transactions Key AFC Metrics | Volume Historical

20 Investor Update 2024 Limited Receivables Delinquent % to Total Managed Receivables Total Assets Intangible Assets Tangible Assets Total Parent Equity Tangible Parent Equity Key AFC Metrics | Balance Sheet UpdatedHistorical

21 Investor Update 2024 Provision for Credit Losses1 Operating Profit Adjusted EBITDA Total Finance Revenue (Fee + Interest) Finance Interest Expense Net Finance Margin Finance Provision for Credit Losses1 Operating Profit (calculation change) Adjusted EBITDA (no change) Key AFC Metrics | Income Statement NOTE: 1 Calculation for Provision for Credit Losses remains consistent with historical metric. ‘Finance’ has been added to the metric title within our updated disclosures. UpdatedHistorical

22 Investor Update 2024 Investor Derived Performance Metrics based on Enhanced AFC Disclosures Return on Tangible Shareholder’s Equity (ROTCE) Return on Equity (ROE) Return on Assets (ROA) Tangible Common Equity to Tangible Assets Debt to Equity Operating Leverage

23 Investor Update 2024 Loan Transactions updated to include Originations and Curtailments Historical MD&A Disclosure Finance-related revenue (Dollars in millions except per loan transaction) 2023 Interest income $248.4 Fee income $183.3 Other revenue $12.3 Provision for credit losses $(50.6) Total Finance Revenue $393.4 Cost of services1 $65.9 Gross Profit1 $327.5 Selling, general and administrative $49.8 Depreciation and amortization $9.3 Operating profit $268.4 Loan transactions 1,625,000 Revenue per loan transaction $242 AFC MD&A | Income Statement Presentation Updates Go Forward MD&A Disclosure Finance revenue (Dollars in millions, Unaudited) 2023 Interest revenue $248.4 Fee and other revenue2 $195.6 Total Finance Revenue $444.0 Finance interest expense $130.6 Net Finance margin $313.4 Finance provision for credit losses $50.6 Cost of services (exclusive of depreciation and amortization) $65.9 Selling, general and administrative $49.8 Depreciation and amortization $9.3 Operating profit $137.8 Volume Floorplans originated 997,000 Floorplans curtailed 634,000 Total loan transaction units 1,631,000 Moving Provision for Credit Losses out of Total Finance Revenue to an Operating Expense Adding AFC’s Interest Expense as a discrete item NOTE: 1 Exclusive of depreciation and amortization. 2 Historical AFC MD&A had two line items for Fee income and Other revenue, while go forward disclosures will be on one line.

24 Investor Update 2024 AFC MD&A | Performance Metrics & Balance Sheet Go Forward Disclosure Dollars in millions, Unaudited 2022 2023 Portfolio Performance Information Total receivables managed $2,389.1 $2,274.1 Average receivables managed1 $2,599.7 $2,359.2 Allowance for credit losses $21.5 $23.0 Allowance for credit losses2 0.9% 1.0% Finance provision for credit losses3 0.4% 2.1% Receivables delinquent2 0.7% 1.0% Yields Interest revenue 7.8% 10.5% Fee and other revenue 7.0% 8.3% Total Finance revenue yield 14.8% 18.8% Finance interest expense 3.0% 5.5% Net Finance margin 11.8% 13.3% Select Finance Balance Sheet Items Total assets $2,822.0 $2,660.7 Intangible assets $260.9 $261.7 Tangible assets $2,561.1 $2,399.0 Total parent equity4 $894.6 $799.4 Intangible assets $260.9 $261.7 Tangible parent equity4 $633.7 $537.7 New MD&A Metrics and Disclosures ● Most of the MD&A presentation updates within are new MD&A metrics disclosed within AFC’s financials ● Provide transparency within the AFC business and better benchmarking with peers NOTE: 1 Calculated based on the daily ending balances of total receivables managed. 2 Percent of total receivables managed. 3 Percent of average receivables managed. 4 Parent equity is adjusted for an intercompany loan receivable of $726.7 million and $559.9 million at December 31, 2023 and 2022, respectively. The intercompany loan receivable represented accumulated cash and earnings of the Finance segment. As a result of a dividend from AFC to the Company, the intercompany loan receivable was eliminated in the second quarter of 2024.

25 Investor Update 2024 Historical Disclosure Operating Revenues (Dollars in millions) 2023 Auction Fees $395.3 Service Revenue $619.7 Purchased Vehicle Sales $236.7 Finance-Related Revenue $393.4 Total Operating Revenues $1,645.1 Operating Expenses Cost of services (exclusive of depreciation and amortization) $867.6 Selling, general and administrative $430.4 Depreciation and amortization $101.5 Goodwill and other intangibles impairment $250.8 Total Operating Expenses $1,650.3 Operating profit (loss) $(5.2) Interest expense $155.8 Other (income) expense, net $(15.6) Loss on extinguishment of debt $1.1 Income (loss) from continuing ops before income taxes $(146.5) OPENLANE | Consolidated Updates Go Forward Disclosure Operating Revenues (Dollars in millions, Unaudited) 2023 Auction Fees $395.3 Service Revenue $619.7 Purchased Vehicle Sales $236.7 Finance Revenue $444.0 Total Operating Revenues $1,695.7 Operating Expenses Cost of services (exclusive of depreciation and amortization) $867.6 Finance interest expense $130.6 Finance Provision for Credit Losses $50.6 Selling, general and administrative $430.4 Depreciation and amortization $101.5 Goodwill and other intangibles impairment $250.8 Total Operating Expenses $1,831.5 Operating profit (loss) $(135.8) Interest expense $25.2 Other (income) expense, net $(15.6) Loss on extinguishment of debt $1.1 Income (loss) from continuing ops before income taxes $(146.5) Bifurcating Interest Expense between Operating Expense and Non-Operating Expense Moving Provision for Credit Losses out of Revenue to an Operating Expense

26 Investor Update 2024 Strong Net Finance Margin Yields NOTE: Data as of Q3 LTM 2024, based on public filings. 1 Revenue Yield is defined as Total Finance Revenue (comprised of Interest Revenue plus Fee Revenue plus Other Revenue) divided by Average Receivables Managed. 2 Interest Expense Yield is defined as Finance Interest Expense divided by Average Receivables Managed. 3 Net Finance Margin is defined as (Total Finance Revenue less Interest Expense) divided by Average Receivables Managed. 4 LTM Peer Metric is the median of our peer group, which is defined as specialty finance companies within the auto finance or consumer (companies include Bread Financial, Credit Acceptance, Synchrony Financial, Ally, Discover and Capital One) and commercial finance industries (companies include AerCap, Trinity Industries, Ryder and GATX). 2019 2020 2021 2022 2023 2024 LTM 10.9% 13.6% Revenue Yield1 17.3% 15.2% 13.9% 14.8% 18.8% 19.4% Interest Expense Yield2 3.1% 2.1% 1.9% 3.0% 5.5% 5.8% Net Finance Margin3 14.2% 13.1% 12.0% 11.8% 13.3% 13.6% 9.7% 5 Year Peer Average LTM Peer Metric4 High Mix of Fee Revenue & Limited Exposure to Interest Rate Risk

27 Investor Update 2024 Industry Leading Loss Management Credit Loss Rate NOTE: Data as of Q3 LTM 2024, based on public filings. Historically low Finance Provision for Credit Losses in 2021 and 2022 driven by used vehicle value increases and high demand given new car market woes that positively impacted dealer sales and, in turn, lowered AFC risk. Finance Provision % for Credit Losses are comprised of Finance Provision for Credit Losses divided by Average Receivables Managed. 1 LTM Peer Metric is the median of our peer group, which is defined as specialty finance companies within the auto finance or consumer (companies include Bread Financial, Credit Acceptance, Synchrony Financial, Ally, Discover and Capital One) and commercial finance industries (companies include AerCap, Trinity Industries, Ryder and GATX). 2019 2020 2021 2022 2023 2024 LTM 2.3% 2.8% 2.1% 1.7% 0.2% 0.4% 2.1% 2.5% 5 Year Peer Average LTM Peer Metric1 Target Range 1.5% to 2.0%

28 Investor Update 2024 Comparably Lower Relative Leverage Enhances Returns NOTE: Data as of Q3 LTM 2024, based on public filings. Debt to Equity for AFC is defined as AFC Gross Obligations Collateralized by Finance Receivables divided by Total Parent Equity. 1 LTM Peer Metric is the median of our peer group, which is defined as specialty finance companies within the auto finance or consumer (companies include Bread Financial, Credit Acceptance, Synchrony Financial, Ally, Discover and Capital One) and commercial finance industries (companies include AerCap, Trinity Industries, Ryder and GATX). 2019 2020 2021 2022 2023 2024 LTM 2.0 2.0 LTM Peer Metric1 2.4 5 Year Peer Average 1.8 1.6 1.9 1.9 2.1

29 Investor Update 2024 Exceptional Portfolio Returns NOTE: Data as of Q3 LTM 2024, based on public filings. Return on Tangible Common Equity is defined as Net Income divided by Average Tangible parent Equity. 1 LTM Peer Metric is the median of our peer group, which is defined as specialty finance companies within the auto finance or consumer (companies include Bread Financial, Credit Acceptance, Synchrony Financial, Ally, Discover and Capital One) and commercial finance industries (companies include AerCap, Trinity Industries, Ryder and GATX). 2019 2020 2021 2022 2023 2024 LTM 15.9% 22.1% 20.9% 5 Year Peer Average 19.9% 13.8% 21.4% 21.4% 20.9% LTM Peer Metric1 Strong Return on Tangible Common Equity

30 Investor Update 2024 2.1% 5 Year Peer Average 2.3% 4.3% High Return on Assets NOTE: Data as of Q3 LTM 2024, based on public filings. Return on Assets is defined as Net Income divided by Average Total Assets. 1 LTM Peer Metric is the median of our peer group, which is defined as specialty finance companies within the auto finance or consumer (companies include Bread Financial, Credit Acceptance, Synchrony Financial, Ally, Discover and Capital One) and commercial finance industries (companies include AerCap, Trinity Industries, Ryder and GATX). 2019 2020 2021 2022 2023 2024 LTM 4.3% 3.2% 4.8% 4.7% 4.5% LTM Peer Metric1

31 Investor Update 2024 NOTE: 1 Average rates are year-to-date through September, 2024. U.S. Program Canadian Program Facility Size $2B C$300M Average Borrowing Cost1 7.6% 7.0% Renewal Date September 27, 2024 Facility Maturity January 31, 2028 Access to Efficient, Robust, Non-Recourse Financing Recently refinanced U.S. and Canadian securitization programs ● Committed & competitive capital ● Fees maintained and improved ● Maturity managed in coordination with other OPENLANE debt and facility maturities

32 Investor Update 2024 AFC Investment Highlights Highly valuable asset with efficient, competitive non-recourse funding Strong financial performance and profitable growth Disciplined and differentiated risk management leading to low provision for credit losses Leading market position and customer growth with ~14,000 unique independent dealers Industry-leading management team 37 years of successful execution High mix of fee revenue & limited exposure to interest rate risk delivers strong, consistent fee and interest income yields

33 Make Wholesale EasyRemarketing, SimplifiedInvestor Updat 2024 AFC Customer Testimonial Video

34 Make Wholesale EasyRemarketing, SimplifiedInvestor Updat 2024 Q&A

35 Make Wholesale EasyInvestor Updat 2024 Thank You

36 Make Wholesale EasyRemarketing, SimplifiedInvestor Updat 2024 Reference & Additional Supporting Materials

Auto Finance/Consumer Metric Disclosure Benchmarking

	Enterprise Value[1]	P / 2025E EPS[1]	P /BV[1]	P / TBV[1]	ROA[2]	ROE[3]	ROTCE[4]	Operating Leverage[5]
afc					4.3%	14.6%	22.1%	13.7%
Bread Financial	$3.7B	6.9x	0.7x	1.0x	1.4%	10.5%	14.1%	26.6%
Credit Acceptance	$11.2B	10.3x	3.5x	3.5x	2.4%	11.3%	11.3%	17.8%
Synchrony Financial	$17.4B	8.2x	1.4x	1.6x	2.7%	22.3%	26.4%	17.3%
Ally	$21.3B	7.1x	0.9x	1.0x	0.5%	6.8%	7.3%	11.4%
Discover	$43.5B	10.7x	2.3x	2.4x	2.2%	21.2%	21.5%	15.7%
Capital One	$55.8B	9.6x	1.1x	1.5x	0.9%	7.6%	10.7%	15.4%
Auto Finance/ Consumer Median		8.9x	1.2x	1.6x	1.8%	10.9%	12.7%	16.5%
Auto/Consumer and Commercial Finance Median		10.0x	1.7x	1.9x	2.3%	13.3%	15.9%	15.7%

NOTE: Data as of Q3 LTM 2024, based on public filings. Peer group consists of publicly-traded specialty finance companies within the auto finance or consumer (Bread Financial, Credit Acceptance, Synchrony Financial, Ally, Discover and Capital One) and commercial finance industries (AerCap, Trinity Industries, Ryder and GATX). These companies were selected based on the availability of public data, which may limit their usefulness for comparative purposes. Peer data has not been independently verified, involves a number of assumptions and limitations, and is included in this presentation for illustrative purposes only. [1] Stock price used to calculate Enterprise Value, P/2025E EPS, P/BV and P/TBV were as of 9/30/2024. [2] Return on Asset is defined as Net Income divided by Average Total Assets. [3] Return on Equity is defined as Net Income divided by Average Total Parent Equity. [4] Return on Tangible Common Equity is defined as Net Income divided by Average Tangible Parent Equity. [5] Operating Leverage is defined as Operating Expenses (Finance Interest Expense, Finance Provision for Credit Losses, Cost of Services, SG&A, D&A) divided by Average Receivables Managed.

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Commercial Finance Metric Disclosure Benchmarking

	Enterprise Value[1]	P / 2025E EPS[1]	P /BV[1]	P / TBV[1]	ROA[2]	ROE[3]	ROTCE[4]	Operating Leverage[5]
afc					4.3%	14.6%	22.1%	13.7%
AerCap	$61.1B	8.0x	1.1x	1.3x	3.5%	15.3%	18.5%	14.6%
Trinity Industries	$8.4B	18.5x	2.7x	3.4x	2.1%	14.7%	17.8%	NM[6]
Ryder	$13.5B	10.6x	2.0x	4.3x	3.0%	15.5%	28.0%	NM[6]
GATX	$12.5B	16.3x	2.0x	2.1x	2.4%	11.9%	12.5%	NM[6]
Commercial Finance Median		13.4x	2.0x	2.8x	2.7%	15.0%	18.1%	14.6%
Auto/Consumer and Commercial Finance Median		10.0x	1.7x	1.9x	2.3%	13.3%	15.9%	15.7%

NOTE: Data as of Q3 LTM 2024, based on public filings. Peer group consists of publicly-traded specialty finance companies within the auto finance or consumer (Bread Financial, Credit Acceptance, Synchrony Financial, Ally, Discover and Capital One) and commercial finance industries (AerCap, Trinity Industries, Ryder and GATX). These companies were selected based on the availability of public data, which may limit their usefulness for comparative purposes. Peer data has not been independently verified, involves a number of assumptions and limitations, and is included in this presentation for illustrative purposes only. [1] Stock price used to calculate Enterprise Value, P/2025E EPS, P/BV and P/TBV were as of 9/30/2024. [2] Return on Asset is defined as Net Income divided by Average Total Assets. [3] Return on Equity is defined as Net Income divided by Average Total Parent Equity. [4] Return on Tangible Common Equity is defined as Net Income divided by Average Tangible Parent Equity. [5] Operating Leverage is defined as Operating Expenses (Finance Interest Expense, Finance Provision for Credit Losses, Cost of Services, SG&A, D&A) divided by Average Receivables Managed. [6] Not Meaningful.

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39 Investor Update 2024 Metric Definition Receivables Delinquent1 Receivables Delinquent divided by Total Receivables Managed Return on Tangible Shareholders’ Equity (ROTCE) Net Income divided by Average Tangible Parent Equity Return on Equity Net Income divided by Average Total Parent Equity Return on Asset Net Income divided by Average Total Assets Finance Provision for Credit Losses2 Finance Provision for Credit Losses divided by Average Receivables Managed Revenue Yield Total Finance Revenue (comprised of Interest Revenue plus Fee Revenue plus Other Revenue) divided by Average Receivables Managed Interest Expense Yield Finance Interest Expense divided by Average Receivables Managed Net Finance Margin (Total Finance Revenue less Interest Expense) divided by Average Receivables Managed Operating Leverage Operating Expenses divided by Average Receivables Managed Debt to Equity Gross Obligations Collateralized by Finance Receivables divided by Total Parent Equity Metric Definition NOTE: AFC’s metrics may be calculated in a manner different than similar business metrics used by other companies, including the peer companies included in this presentation, which may limit the usefulness of those measures for comparative purposes. 1 Percent of Total Receivables Managed. 2 Percent of Average Receivables Managed.

AFC Historical Data Reconciliation

($ in millions, Unaudited)

	2019[4]	2020[4]	2021	2022	2023	2024 LTM
Finance receivables (gross)	$2,115.2	$1,911.0	$2,529.0	$2,416.6	$2,305.0	$2,211.5
Accrued interest and fees	$25.6	$18.4	$22.2	$27.5	$30.9	$27.0
Total receivables managed	$2,089.6	$1,892.6	$2,506.8	$2,389.1	$2,274.1	$2,184.5
Average receivables managed[1]	$2,040.2	$1,802.3	$2,112.1	$2,599.7	$2,359.2	$2,254.5
Allowance for credit losses	$15.0	$22.0	$23.0	$21.5	$23.0	$19.0
Finance provision for credit losses	$35.3	$38.6	$3.5	$9.8	$50.6	$51.8
Receivables delinquent	$28.8	$22.9	$7.3	$17.5	$23.7	$20.5
Allowance for credit losses[2]	0.7%	1.2%	0.9%	0.9%	1.0%	0.9%
Finance provision for credit losses[3]	1.7%	2.1%	0.2%	0.4%	2.1%	2.3%
Receivables delinquent[2]	1.4%	1.2%	0.3%	0.7%	1.0%	0.9%
Interest revenue	$168.6	$117.5	$139.7	$202.8	$248.4	$239.5
Fee and other revenue	$184.4	$157.3	$153.0	$182.9	$195.6	$196.8
Total Finance revenue	$353.0	$274.8	$292.7	$385.7	$444.0	$436.3
Finance interest expense	$64.0	$39.1	$39.5	$79.0	$130.6	$129.2
Net Finance margin	$289.0	$235.7	$253.2	$306.7	$313.4	$307.1

NOTE: [1]Calculated based on the daily ending balances of total receivables managed. [2] Allowance for credit losses and Receivables delinquent are a percentage of total receivables managed. [3] Finance provision for credit losses is a percentage of average receivables managed. [4] Excludes PWI, a former business that was sold in 2020.

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AFC Historical Data Reconciliation (Continued)

($ in millions, Unaudited)

	2019[5]	2020[5]	2021	2022	2023	2024 LTM
Yields						
Interest revenue[1]	8.3%	6.5%	6.6%	7.8%	10.5%	10.6%
Fee and other revenue[1]	9.0%	8.7%	7.3%	7.0%	8.3%	8.8%
Total Finance revenue[1]	17.3%	15.2%	13.9%	14.8%	18.8%	19.4%
Finance interest expense[1]	3.1%	2.1%	1.9%	3.0%	5.5%	5.8%
Net Finance margin[1]	14.2%	13.1%	12.0%	11.8%	13.3%	13.6%
Operating expenses						
Cost of services[2]	$67.8	$56.0	$55.4	$63.1	$65.9	$66.7
Finance interest expense	$64.0	$39.1	$39.5	$79.0	$130.6	$129.2
Finance provision for credit losses	$35.3	$38.6	$3.5	$9.8	$50.6	$51.8
Selling, general and administrative	$37.7	$33.9	$35.2	$46.5	$49.8	$49.7
Depreciation and amortization	$10.7	$10.2	$9.4	$7.9	$9.3	$11.5
Total operating expenses	$215.5	$177.8	$143.0	$206.3	$306.2	$308.9
Operating leverage[3]	10.6%	9.9%	6.8%	7.9%	13.0%	13.7%
Net Income	$105.1	$77.1	$125.4	$134.3	$122.7	$113.1
Total assets	$2,498.1	$2,282.9	$2,908.9	$2,822.0	$2,660.7	$2,549.0
Intangible assets	$266.2	$263.1	$260.8	$260.9	$261.7	$260.5
Tangible assets	$2,231.9	$2,019.8	$2,648.1	$2,561.1	$2,399.0	$2,288.5
Return on Assets[4]	4.3%	3.2%	4.8%	4.7%	4.5%	4.3%

NOTE: [1] Interest revenue, fee and other revenue, total finance revenue, finance interest expense and net finance margin are a percentage of Average Receivables Managed. [2] Exclusive of depreciation and amortization. [3] Operating expenses divided by Average Receivables Managed. [4] Net Income divided by Average Total Assets. [5] Excludes PWI, a former business that was sold in 2020.

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AFC Historical Data Reconciliation (Continued)

($ in millions, Unaudited)

	2019[6]	2020[6]	2021	2022	2023	2024 LTM
Obligations collateralized by finance receivables (gross)	$1,474.4	$1,282.8	$1,707.4	$1,697.0	$1,645.4	$1,549.2
Unamortized securitization issuance costs	($13.2)	($21.6)	($15.1)	($19.4)	($13.5)	($20.4)
Obligations collateralized by finance receivables	$1,461.2	$1,261.2	$1,692.3	$1,677.6	$1,631.9	$1,528.8
Total parent equity	$838.6	$812.1	$881.2	$894.6	$799.4	$780.4
Intangible assets	$266.2	$263.1	$260.8	$260.9	$261.7	$260.5
Tangible parent equity	$572.4	$549.0	$620.4	$633.7	$537.7	$519.9
Return on tangible equity[1]	19.9%	13.8%	21.4%	21.4%	20.9%	22.1%
Return on equity[2]	13.2%	9.3%	14.8%	15.1%	14.5%	14.6%
Debt to equity[3]	1.8	1.6	1.9	1.9	2.1	2.0
Floorplans originated[4]	1,048,000	845,000	917,000	939,000	997,000	1,012,000
Floorplans curtailed[5]	755,000	632,000	509,000	642,000	634,000	630,000
Total loan transaction units	1,803,000	1,477,000	1,426,000	1,581,000	1,631,000	1,642,000

NOTE: [1] Net Income divided by Average Tangible Parent Equity. [2] Net Income divided by Average Total Parent Equity. [3] AFC Gross Obligations Collateralized by Finance Receivables divided by Total Parent Equity. [4] Floorplans Originated is defined as new loans created. [5] Floorplans Curtailed is defined as existing loans that customers opt to extend beyond the original term upon the customer making a partial principal payment and the payment of accrued interest and fees. [6] Excludes PWI, a former business that was sold in 2020.

Investor Update 2024

42

43 Investor Update 2024 YTD 2023 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2023   Marketplace Finance Consolidated Income (loss) from continuing operations ($277.5) $122.7 ($154.8) Add back: Income taxes (40.4) 48.7 8.3 Interest expense, net of interest income 21.7 130.6 152.3 Depreciation and amortization 92.2 9.3 101.5 Intercompany interest 33.9 (33.9) - EBITDA ($170.1) $277.4 $107.3 Non-cash stock-based compensation 13.2 4.2 17.4 Loss on extinguishment of debt 1.1 - 1.1 Acquisition related costs 3.1 - 3.1 Securitization interest - (120.4) (120.4) Severance 5.1 0.4 5.5 Foreign currency (gains)/losses (2.9) - (2.9) Goodwill and other intangibles impairment 250.8 - 250.8 Contingent consideration adjustment 1.3 - 1.3 Professional fees related to business improvement efforts 5.4 1.2 6.6 Other 1.3 0.9 2.2 Total addbacks/(deductions) 278.4 (113.7) 164.7 Adjusted EBITDA $108.3 $163.7 $272.0